SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 15, 2002


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                      333-32591                     58-1897792
-------------                      ---------                     ----------
(State or other                  (Commission                   (IRS Employer
jurisdiction                       File No.)                 Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                          30144
---------------------------------------------                          -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  770-423-7900

Item 5            Other Events.
                           -------------
                           The Certificateholders Statement for the month of September 2002 was distributed to the Series 1997-2 Certificateholders on October 15, 2002.



Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 99:

     99.1 Series 1997-2 Certificateholders Statement for the month of September 2002.

                                                     Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FNANB CREDIT CARD
                                          MASTER TRUST


                                          By:      FIRST NORTH AMERICAN
                                                   NATIONAL BANK, as
                                                    Servicer




                                          By:      s/Philip J. Dunn
                                                   Philip J. Dunn
                                                   Vice President





Date:  October 15, 2002



                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST






                                INDEX TO EXHIBITS



        Exhibit
        Number           Exhibit

         99.1 Series 1997-2 Certificateholders Statement for the month of September 2002.